[GRAPHIC OMITTED]

                               CLEMENTE STRATEGIC

                                VALUE FUND, INC.

                               SEMI-ANNUAL REPORT
                               ==================
                                  JUNE 30, 2000

Clemente Strategic Value Fund, Inc.
LETTER TO SHAREHOLDERS
================================================================================

                                                                 August 11, 2000

Dear Fellow Shareholders:

We are pleased to report on the investment performance and activities of the Clemente Strategic Value Fund, Inc. (the "Fund"), for the period of January 1, 2000 through June 30, 2000. As reported earlier, the Fund's portfolio moved to a decidedly US orientation last year and the official benchmark was changed to the S&P 500 as of May, 2000.

The first months of 2000 were marked by volatility in US equity markets as sentiment shifted between "new economy" and "old economy" stocks. Weakness in many of 1999's high flyers and continued interest rate fears moved major domestic markets into negative territory by the end of June.

The net asset value ("NAV") of the Fund increased +2.2% through the first half of 2000, comparing favorably with both the S&P 500 which declined -1.0% and the FT-Actuaries World Index, the Fund's former benchmark, which declined -5.4% in $US. The market price, however, declined -8.8% over the same period and the discount widened to 14.9%. We will continue to work toward reducing this discount and, in the process, utilizing it to the benefit of our shareholders.

The Board is committed to using the Fund's unique advantages to enhance long-term capital appreciation. Recent shareholder-mandated changes allow the investment manager greater flexibility to focus the portfolio strategically into investments both in the U.S. and around the world. The Fund share buy-back program continues to provide extra return to long-term shareholders. Through June 30, 2000, the Fund has repurchased 1,571,940 shares at a discount to NAV, representing more than 27% of the shares outstanding at the start of the program in 1998. These steps coupled with a focus on further expense reduction lead us toward our goal of increased shareholder value.

We believe that the Clemente Strategic Value Fund is positioned to continue producing excellent returns for the long-term investor. The Fund will pay a spillover dividend of $4,351,786 later this year representing gains realized in 1999. Thank you for your continued support and confidence.

Sincerely,

/S/SIGNATURE
Ralph W. Bradshaw
Chairman

Clemente Strategic Value Fund, Inc.
SCHEDULE OF INVESTMENTS (UNAUDITED)                                JUNE 30, 2000
================================================================================

                                                                                     SHARES/PRINCIPAL
                                                                                          AMOUNT           VALUE
                                                                                     ----------------  -----------
COMMON STOCK - 99.4%
BASIC MATERIALS -- 1.5%
   Pohang Iron & Steel Ltd ADR (c).................................................       40,000      $    960,000
                                                                                                       -----------
                                                                                                           960,000
                                                                                                       -----------
CAPITAL GOODS -- 10.2%
   General Electric Co.............................................................       60,000         3,060,000
   Honeywell International.........................................................       29,000           976,938
   Textron Inc.....................................................................       21,500         1,167,719
   Tyco International Ltd..........................................................       33,000         1,563,375
                                                                                                       -----------
                                                                                                         6,768,032
                                                                                                       -----------
COMMUNICATION SERVICES -- 12.5%
   Korea Telecom Corporation ADR (c)...............................................       19,600           948,150
   Nippon Telegraph ADR (b)........................................................       25,000         1,709,375
   Qwest Communications*...........................................................       41,000         2,037,188
   Worldcom, Inc. *................................................................       41,500         1,903,813
   Vodafone Group PLC ADR (d)......................................................       40,000         1,657,500
                                                                                                       -----------
                                                                                                         8,256,026
                                                                                                       -----------
CONSUMER CYCLICALS -- 11.2%
   Carnival Cruise Lines...........................................................       26,000           507,000
   Gannett, Inc....................................................................       21,000         1,256,063
   Home Depot, Inc.................................................................       41,100         2,052,431
   Linens `N Things*...............................................................       21,000           569,625
   Target Corp.....................................................................        9,300           539,400
   Time Warner, Inc................................................................       24,000         1,824,000
   Zale Corp.*.....................................................................       18,000           657,000
                                                                                                       -----------
                                                                                                         7,405,519
                                                                                                       -----------
CONSUMER STAPLES -- 4.9%
   Coca Cola Co....................................................................       25,000         1,435,938
   Sysco Corp......................................................................       42,900         1,807,163
                                                                                                       -----------
                                                                                                         3,243,101
                                                                                                       -----------
ENERGY -- 5.0%
   Conoco, Inc.....................................................................       57,000         1,254,000
   Halliburton Co..................................................................       43,000         2,029,063
                                                                                                       -----------
                                                                                                         3,283,063
                                                                                                       -----------
FINANCE -- 10.3%
   American International Group....................................................       20,000         2,350,000
   Morgan Stanley Dean Witter......................................................       32,000         2,664,000
   Citigroup, Inc..................................................................       30,000         1,807,500
                                                                                                       -----------
                                                                                                         6,821,500
                                                                                                       -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                             Clemente Strategic Value Fund, Inc.
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED                    JUNE 30, 2000
================================================================================

                                                                                     SHARES/PRINCIPAL
                                                                                          AMOUNT           VALUE
                                                                                     ----------------   -----------
HEALTHCARE -- 12.6%
   Bristol-Meyers Squibb Co........................................................       12,300      $    716,475
   Guidant Corp*...................................................................       11,500           569,250
   Johnson & Johnson...............................................................        9,000           916,875
   Merck & Co. Inc.................................................................       25,500         1,953,938
   Pfizer, Inc.....................................................................       86,325         4,143,600
                                                                                                       -----------
                                                                                                         8,300,138
                                                                                                       -----------
TECHNOLOGY -- 31.2%
   American Online Inc.*...........................................................       32,400         1,709,100
   Analog Devices*.................................................................       44,000         3,344,000
   Automatic Data Processing.......................................................       26,000         1,392,625
   Cisco Systems, Inc. ............................................................       36,000         2,288,250
   Emc Corp. *.....................................................................       30,200         2,323,513
   Intel Corp......................................................................       13,000         1,737,938
   Jds Uniphase Corp.*.............................................................       10,400         1,246,700
   Microsoft Corp.*................................................................       18,000         1,440,000
   Nokia Corp. ADR (a).............................................................       48,000         2,397,000
   S.T. Microelectronics...........................................................       24,000         1,540,500
   Tellabs, Inc.*..................................................................       18,000         1,231,875
                                                                                                       -----------
                                                                                                        20,651,501
                                                                                                       -----------
   TOTAL COMMON STOCK (Cost $47,069,137)...........................................                     65,688,880
                                                                                                       -----------
TIME DEPOSIT -- 0.6%
   HSBC HLDGS PLC Grand Cayman  6.00% 07/03/2000 (Cost $379,000)...................      379,000           379,000
                                                                                                       -----------
   TOTAL INVESTMENTS (Cost $47,448,137)**-- 100.00%................................                    $66,067,880
                                                                                                       -----------
                                                                                                       -----------

ADR       American Depository Receipts
(a)       Finland
(b)       Japan
(c)       Korea
(d)       United Kingdom
*         Non-Income Producing Security
**        Summary Of Total Investments:

                                                    COST              VALUE
                                                 -----------       -----------
           Common Stock ......................   $47,069,137       $65,688,880
           Short-Term Instruments ............       379,000           379,000
                                                 -----------       -----------
           Total Investments .................   $47,448,137       $66,067,880
                                                 -----------       -----------
                                                 -----------       -----------

SEE NOTES TO FINANCIAL STATEMENTS

Clemente Strategic Value Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                    JUNE 30, 2000
================================================================================

ASSETS
Investments at value (Cost $47,448,137) .........................................................      $66,067,880
Cash ...........................................................................................               975
Dividends receivable.............................................................................           37,643
Other assets.....................................................................................            4,500
                                                                                                       -----------
     Total Assets................................................................................       66,110,998
                                                                                                       -----------
LIABILITIES
Payable for shares repurchased by Fund...........................................................            7,830
Accrued expenses ................................................................................           93,953
                                                                                                       -----------
     Total Liabilities...........................................................................          101,783
                                                                                                       -----------
NET ASSETS                                                                                             $66,009,215
                                                                                                       -----------
                                                                                                       -----------
Net assets consist of:
   Common stock, $0.01 par (authorized 25,000,000  shares and 6,010,000
     shares issued, 4,320,460 shares outstanding of common stock)................................      $    43,205
   Paid-in Capital...............................................................................       52,207,830
   Cost of 1,689,540 shares held in treasury.....................................................      (21,834,640)
   Accumulated net investment loss...............................................................         (356,749)
   Accumulated net realized gain on investments..................................................       17,330,119
   Net unrealized appreciation of investments and translation
     of net assets denominated in foreign currencies.............................................       18,619,450
                                                                                                       -----------
Net Assets.......................................................................................      $66,009,215
                                                                                                       -----------
                                                                                                       -----------
Net Asset Value Per Share
   ($66,009,215 / 4,320,460 shares of common stock)..............................................      $     15.28
                                                                                                       -----------
                                                                                                       -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                             Clemente Strategic Value Fund, Inc.
STATEMENT OF OPERATIONS (UNAUDITED)
================================================================================

                                                                                                        SIX MONTHS
                                                                                                           ENDED
                                                                                                         JUNE 30,
                                                                                                           2000
                                                                                                      ------------
INVESTMENT INCOME
   Dividends (net of foreign taxes withheld $5,822)..............................................     $    197,594
   Interest......................................................................................           49,585
                                                                                                      ------------
     Total income................................................................................          247,179
                                                                                                      ------------
EXPENSES
   Investment advisory fee ......................................................................          435,137
   Administrative services fee...................................................................           48,689
   Custodian fees and expenses...................................................................           12,533
   Directors fees and expenses...................................................................           36,283
   Legal fee.....................................................................................           30,140
   Audit fee.....................................................................................           22,691
   Printing .....................................................................................           18,043
   Registration expenses.........................................................................            7,271
   Transfer agency services......................................................................            4,418
   Insurance expense.............................................................................            2,940
   Miscellaneous ................................................................................           15,425
                                                                                                      ------------
   Total operating expenses......................................................................          633,570
   Fees paid indirectly..........................................................................          (29,642)
                                                                                                      ------------
   Net Expenses .................................................................................          603,928
                                                                                                      ------------
Net investment loss..............................................................................         (356,749)
                                                                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions.......................................................................       12,978,332
   Foreign currency transactions.................................................................             (288)
Net change in unrealized appreciation (depreciation) on
   Investment transactions.......................................................................      (11,370,580)
                                                                                                      ------------
Net realized and unrealized gain on investments and foreign currency transactions................        1,607,464
                                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................................     $  1,250,715
                                                                                                      ------------
                                                                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS

Clemente Strategic Value Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                                       SIX MONTHS
                                                                                          ENDED       YEAR ENDED
                                                                                        JUNE 30,      DECEMBER 31,
                                                                                          2000            1999
                                                                                      -----------      -----------
                                                                                       (UNAUDITED)
Operations:
   Net investment loss...........................................................    $   (356,749)    $   (457,650)
   Net realized gain (loss) on:
     Investment transactions.....................................................      12,978,332       22,501,079
     Foreign currency transactions...............................................            (288)        (341,105)
   Net change in unrealized appreciation (depreciation) on:
     Investment transactions.....................................................     (11,370,580)      (2,787,872)
     Translation of other assets and liabilities
       denominated in foreign currency...........................................              --            2,758
                                                                                      -----------      -----------
Net increase in net assets resulting from operations.............................       1,250,715       18,917,210
                                                                                      -----------      -----------
Distribution to shareholders:
   Net realized gain on investments..............................................              --      (17,162,161)
Capital share transactions:
   Shares repurchased............................................................      (1,445,495)     (14,611,484)
                                                                                      -----------      -----------
Total decrease in net assets.....................................................        (194,780)     (12,856,435)
                                                                                      -----------      -----------
NET ASSETS:
   Beginning of period...........................................................      66,203,995       79,060,430
                                                                                      -----------      -----------
   End of period.................................................................     $66,009,215      $66,203,995
                                                                                      -----------      -----------
                                                                                      -----------      -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                             Clemente Strategic Value Fund, Inc.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
================================================================================

                                             SIX MONTHS
                                                ENDED                     FOR THE YEAR ENDED DECEMBER 31,
                                              JUNE 30,     ----------------------------------------------------------
                                                2000          1999        1998        1997        1996        1995
                                             ------------  ---------    --------   ---------   ---------   ----------
                                            (UNAUDITED)
PER SHARE OPERATING
   PERFORMANCE
Net asset value, beginning of period ......     $  14.95    $  14.52    $  11.53    $  10.10    $  10.65   $   10.73
                                                --------    --------    --------   ---------   ---------   ---------
INCOME FROM INVESTMENT
   OPERATIONS
Net investment income (loss) ..............        (0.08)      (0.19)      (0.09)      (0.05)      (0.03)      --
Net realized and unrealized gains
   (losses) on investments, foreign
   currency holdings and other assets
   and liabilities denominated in
   foreign currencies .....................         0.36        4.39        2.96        2.36        0.41        0.42
                                                --------    --------    --------   ---------   ---------   ---------
Net increase (decrease) from
   investment operations ..................         0.28        4.20        2.87        2.31        0.38        0.42
                                                --------    --------    --------   ---------   ---------   ---------
LESS DIVIDENDS AND
   DISTRIBUTIONS
   Distribution from net investment
     income ...............................        --          --          --          --          --          --
   Distribution from net realized capital
     and currency gains ...................        --          (3.87)      --          (0.88)      (0.93)      (0.50)
                                                --------    --------    --------   ---------   ---------   ---------
TOTAL DIVIDENDS AND
   DISTRIBUTIONS ..........................        --          (3.87)      --          (0.88)      (0.93)      (0.50)
                                                --------    --------    --------   ---------   ---------   ---------
SHARES REPURCHASED
Effect of Shares Repurchased ..............         0.05        0.10        0.12      ---          --          --
                                                --------    --------    --------   ---------   ---------   ---------
Increase (decrease) in net asset value ....         0.33        0.43        2.99        1.43       (0.55)      (0.08)
                                                --------    --------    --------   ---------   ---------   ---------
Net asset value, end of period ............     $  15.28    $  14.95    $  14.52    $  11.53    $  10.10   $   10.65
                                                --------    --------    --------   ---------   ---------   ---------
                                                --------    --------    --------   ---------   ---------   ---------
PER SHARE MARKET VALUE,
   END OF PERIOD ..........................     $  13.00    $  14.25    $  12.88   $    9.44   $    7.50   $    8.38
                                                --------    --------    --------   ---------   ---------   ---------
                                                --------    --------    --------   ---------   ---------   ---------
TOTAL INVESTMENT RETURN* ..................        (8.77)%***  40.74%      36.42%      37.62%       0.64%       4.59%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's) ........      $66,009     $66,204     $79,060     $67,951     $59,520     $62,781
Ratios to average net assets:
   Operating expenses .....................         1.86%**+    1.55%+      1.91%       1.74%       1.53%       1.58%
   Net investment income (loss) ...........        (1.10)%**+  (0.59)%+    (0.69)%     (0.46)%     (0.25)%     (0.02)%
Portfolio turnover ........................        26.74%     101.54%      50.39%      81.56%     120.66%      84.98%

---------------------
* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
** Annualized
*** Non-Annualized
+ The ratios of operating expenses and net investment loss to average net assets before brokerage credits were 1.95% and (1.19)%, respectively, for the six months ending June 30, 2000 and 1.64% and (0.68%), respectively, for the period ending December 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS

Clemente Strategic Value Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                          JUNE 30, 2000
================================================================================

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Clemente Strategic Value Fund, Inc. (the "Fund") was incorporated in Maryland on May 1, 1987, as a closed-end, diversified management investment company. The Fund had no operations until June 30, 1987, other than the sale of 10,000 shares of common stock for $100,000 to Clemente Capital, Inc. (the "Investment Adviser") on June 9, 1987.

Effective May 21, 1999, the Clemente Global Growth Fund, Inc. changed its name to the Clemente Strategic Value Fund, Inc.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Portfolio securities traded on stock exchanges or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the primary exchange on the day the securities are being valued, or if no sales prices are reported, at the mean between closing bid and asked prices. Other over-the-counter portfolio securities are valued at the most recent bid prices obtained from one or more dealers that make markets in the securities. Short-term obligations, maturing within 60 days of the valuation date, are to be valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-U.S. withholding tax is recorded as a reduction of income.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Foreign currency amounts are translated as follows into U.S. dollars on the following basis:

  (i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

  (ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, currency gains and losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of the assets and liabilities

                                             Clemente Strategic Value Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED              JUNE 30, 2000
================================================================================

other than investments in securities at the end of the period, resulting from changes in the foreign exchange rate.

TAXES: No provision for Federal income tax is required since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gains, in an amount sufficient to relieve the Fund of any Federal income tax liability. The Fund intends to comply with the requirements of the Internal Revenue Code as long as qualification is determined by the Board of Directors to be in the best interests of the shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. At December 31, 1999, $341,105 of net realized foreign currency loss was reclassified to net investment loss and the total net investment loss of
$981,889 was reclassified to capital. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

OPTION ACCOUNTING: When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS -- For the period January 1, 2000 to April 30, 2000, the Fund paid to the Investment Adviser as compensation for the services provided by the Investment Adviser under the Investment Advisory Agreement, a monthly fee comprised of a basic fee of 1% (on an annualized basis) of the month-end net assets of the Fund (the "Basic Fee"), subject to adjustment as described below based on the investment performance of the Fund in relation to the investment record of the FT-Actuaries World Index (the "FT-Actuaries Index").

Adjustments to the Basic Fee were made by comparison of the Fund's investment performance for the applicable performance period with the investment record of the FT-Actuaries Index for the same period. The applicable performance period was a rolling 36-month period whereby the most recent calendar month was substituted for the earliest month as time passes. The Basic Fee for each month was increased to a maximum of 1.50% (on an annualized basis) or decreased to a minimum of 0.50% (on an annualized

Clemente Strategic Value Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED              JUNE 30, 2000
================================================================================

basis) depending on the extent by which the Fund's performance varied from the FT-Actuaries Index over the performance period as set forth below.

Until May 1, 2000, the following table illustrates the full range of permitted increases or decreases of the Basic Fee on an annualized basis:

   PERCENTAGE POINT
  DIFFERENCE BETWEEN
  PERFORMANCE OF FUND                                    ADJUSTMENT               FEE AS
    AND % CHANGE IN                 BASIC               TO BASIC FEE             ADJUSTED              MONTHLY
  FT-ACTUARIES INDEX                FEE                 (ANNUALIZED)           (ANNUALIZED)           FEE RATE
  -------------------             --------             --------------          ------------       ---------------
  + 10% or greater                   1%                 + .50%                    1.50%             1/12 x 1.50%
  + 9                                1                  + .40                     1.40              1/12 x 1.40
  + 8                                1                  + .30                     1.30              1/12 x 1.30
  + 7                                1                  + .25                     1.25              1/12 x 1.25
  + 6                                1                  + .20                     1.20              1/12 x 1.20
  + 5                                1                  + .15                     1.15              1/12 x 1.15
  + 4                                1                  + .10                     1.10              1/12 x 1.10
  + 3                                1                 + .075                     1.075             1/12 x 1.075
  + 2                                1                  + .05                     1.05              1/12 x 1.05
  + 1                                1                 + .025                     1.025             1/12 x 1.025
     0                               1                    .00                     1.00              1/12 x 1.00
   - 1                               1                 - .025                  .975                 1/12 x .975
   - 2                               1                  - .05                   .95                 1/12 x .95
   - 3                               1                 - .075                  .925                 1/12 x .925
   - 4                               1                  - .10                   .90                 1/12 x .90
   - 5                               1                  - .15                   .85                 1/12 x .85
   - 6                               1                  - .20                   .80                 1/12 x .80
   - 7                               1                  - .25                   .75                 1/12 x .75
   - 8                               1                  - .30                   .70                 1/12 x .70
   - 9                               1                  - .40                   .60                 1/12 x .60
   - 10 or greater                   1                  - .50                   .50                 1/12 x .50

The shareholders of Clemente Strategic Value Fund approved an amendment to the Advisory Agreement effective May 1, 2000. The Adviser will still be entitled to a Basic Fee of 1% and that fee will also be subject to an adjustment based on the Fund's performance compared to the performance of the S&P 500 Index. However, under the amended Advisory Agreement, the Basic Fee earned by the Adviser may, on an annualized basis, increase from 1% to a maximum of 2% or decrease from 1% to a minimum of 0.00% depending on the Fund's performance compared to the S&P 500 Index. The new Advisory fee will be calculated via the use of a rolling 60 month period. Until the Adviser and the Fund have established performance records for at least 12 months, the Adviser will earn a flat fee of 1% of the Fund's average weekly net assets on an annualized basis for the period May 1, 2000 through April 30, 2001. The Adviser will begin to receive a fee adjustment for the Fund performance in the second year of the amended Advisory Agreement. During the second year, from May 1, 2001 through April 30, 2002, each month's accrued advisory fee (including accrued performance fees) will be calculated using a 12 month rolling

                                             Clemente Strategic Value Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED              JUNE 30, 2000
================================================================================


period. At the end of the second year ending April 30, 2002 and at the end of each succeeding year of the amended Advisory Agreement, 12 months will be added to the rolling period for purposes of calculating the performance fee until the rolling period is eventually equal to 60 months.

Effective May 1, 2000, the following table illustrates the full range of permitted increases or decreases of the Basic Fee on an annualized basis:

  PERCENTAGE POINT DIFFERENCE
   BETWEEN PERFORMANCE OF FUND
        AND % CHANGE IN                   BASIC                  ADJUSTMENT TO BASIC FEE           FEE AS ADJUSTED
          S&P 500 INDEX                    FEE                        (ANNUALIZED)                  (ANNUALIZED)
  ----------------------------          --------                 -----------------------           ----------------
      + 15% or greater                      1%                             + 1.0%                          2.00%
      + 14                                  1                              + 0.9                           1.90
      + 13                                  1                              + 0.8                           1.80
      + 12                                  1                              + 0.7                           1.70
      + 11                                  1                              + 0.6                           1.60
      + 10                                  1                              + 0.5                           1.50
      + 9                                   1                              + 0.4                           1.40
      + 8                                   1                              + 0.3                           1.30
      + 7                                   1                              + 0.2                           1.20
      + 6                                   1                              + 0.1                           1.10
      + 5                                   1                                0.0                           1.00
      + 4                                   1                              - 0.1                           0.90
      + 3                                   1                              - 0.2                           0.80
      + 2                                   1                              - 0.3                           0.70
      + 1                                   1                              - 0.4                           0.60
         0                                  1                              - 0.5                           0.50
       - 1                                  1                              - 0.6                           0.40
       - 2                                  1                              - 0.7                           0.30
       - 3                                  1                              - 0.8                           0.20
       - 4                                  1                              - 0.9                           0.10
       - 5 or greater                       1                              - 1.0                           0.00

In calculating the investment performance of the Fund as compared with the investment record of the FT-Actuaries Index or the S&P 500 Index, dividends and other distributions of the Fund and dividends and other distributions reported with respect to component securities of the FT-Actuaries Index or the S&P 500 Index during the performance period will be treated as having been reinvested. Also, the withholding taxes paid or accrued by the Fund are added back in calculating the Fund's performance in order to be comparative with the FT-Actuaries Index or the S&P 500 Index.

Pursuant to a U.S. Advisory Agreement dated May 29, 1997, as amended May 1, 2000 to be the Sub-Advisory Agreement (the "Agreement") among the Fund, the Investment Adviser and Wilmington Trust Company, an indirect affiliate of the Investment Adviser ("Wilmington Trust"). Wilmington Trust manages a portion of the Fund's portfolio subject to the supervision of the Adviser and Board of Directors. Under the terms of the Agreement, the Investment Adviser has agreed to pay Wilmington Trust a monthly

Clemente Strategic Value Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED              JUNE 30, 2000
================================================================================

fee at the rate of 25% of the net fees payable to the Investment Adviser. The fee paid to Wilmington Trust by the Investment Adviser for the six months ended June 30, 2000, amounted to $108,784.

The Fund incurred $435,137 and $803,076 in investment advisory fees for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively, which represents a 33% and 5% increase, respectively, to the Basic Fee of 1%.

Pursuant to an Administration and Accounting Services Agreement (the "Administration and Accounting Services Agreement") with the Fund dated January 20, 1998, PFPC Inc. ("PFPC" or "the Administrator") serves as the Fund's administrator and accounting agent. Under the Administration and Accounting Services Agreement, PFPC generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. PFPC determines the Fund's weekly and monthly net asset value, prepares such figures for publication, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, and assists in the preparation of financial information for the Fund's income tax returns, proxy statements, semi-annual and annual shareholder reports. Under the Administration Agreement, the Fund has agreed to pay a monthly fee at the annual rate of 0.15% of the Fund's average weekly net assets subject to a minimum fee of $65,000 per annum. For the six months ended June 30, 2000, the Administrator earned fees in the amount of $ 48,689.

Each director unaffiliated with the Advisor receives an annual fee of $8,000 plus $500 for every meeting attended, together with a reimbursement of out of pocket expenses. Certain officers of the Fund are also directors and officers of the Investment Adviser.

NOTE 3. PORTFOLIO SECURITIES -- Purchases and sales of securities, other than short-term investments, for the six months ended June 30, 2000 were $9,003,757 and $18,562,960 , respectively.

For Federal income tax purposes, the cost of securities owned at June 30, 2000, was $ 47,448,137 and the net unrealized appreciation of investments was $18,619,738 . Net unrealized appreciation was composed of gross appreciation of $21,665,068 for those investments having an excess of value over cost, and gross depreciation of $3,045,330 for those investments having an excess of cost over value.

The Fund has an arrangement with a broker whereby the broker paid custodian and administrative expenses for a portion of the year on behalf of the Fund. Amounts paid are recorded as fees paid indirectly on the face of the Statement of Operations.

NOTE 4. CAPITAL STOCK -- There are 25 million shares of $.01 par value common stock authorized. Of the 4,320,460 shares outstanding at June 30, 2000, the Investment Adviser owned 10,000 shares.

                                             Clemente Strategic Value Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED              JUNE 30, 2000
================================================================================

NOTE 5. SHARE REPURCHASE PROGRAM -- On October 5, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through June 30, 2000, the Fund repurchased 1,571,940 shares or 26.68% of its Common Stock at an average price per share of $13.20 and an average discount of 10.67% from net asset value per share. For the six months ended June 30, 2000, the Fund repurchased 108,600 shares or 1.84% of its common stock at an average price per share of $13.09 and an average discount of 12.23% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Clemente Strategic Value Fund, Inc.
REPORT OF THE FUND'S ANNUAL MEETING                                JUNE 30, 2000
================================================================================

The Fund held it's annual meeting on April 26, 2000. At the meeting, the shareholders voted to elect seven directors for a one year term: Gary A. Bentz, Ralph W. Bradshaw, William Clark, Thomas Lenagh, Scott B. Rogers, Andrew W. Strauss and Glenn W. Wilcox, Sr. The shareholders voted to ratify the selection of PricewaterhouseCoopers, LLP as the Fund's independent accountants for the year ending December 31, 2000. The shareholders voted to approve the amendment of the Fund's Investment Advisory Agreement with the Adviser regarding the calculation of the management fee and to amend the U.S. Advisory Agreement among the Fund, the Adviser and Wilmington Trust Company to a Sub-Advisory Agreement. A shareholder proposal recommending that the Board take steps necessary to provide shareholders with an option to receive net asset value with no redemption penalty was disapproved.

The results of the voting were as follows:

                                                       FOR                        AGAINST
                                                    ----------                   ---------
ELECTION OF DIRECTORS
----------------------------
Gary A. Bentz                                        2,214,136                      13,770
Ralph W. Bradshaw                                    2,214,136                      13,770
William Clark                                        2,214,136                      13,770
Thomas Lenagh                                        2,214,136                      13,770
Scott B. Rogers                                      2,214,136                      13,770
Andrew W. Strauss                                    2,214,136                      13,770
Glenn W. Wilcox, Sr.                                 2,214,136                      13,770
Selection of PricewaterhouseCoopers LLP              2,218,456                       3,598
Amend Advisory Agreement                             2,201,697                      19,467
Amend U.S. Advisory Agreement                        2,208,420                      11,144
Shareholder proposal                                   301,456                   1,917,929

DIRECTORS AND OFFICERS
   RALPH W. BRADSHAW, CHAIRMAN & DIRECTOR
   LEOPOLDO M. CLEMENTE, JR., PRESIDENT
   GARY A. BENTZ, DIRECTOR & TREASURER
   WILLIAM CLARK, DIRECTOR & SECRETARY
   THOMAS H. LENAGH, DIRECTOR
   SCOTT B. ROGERS, DIRECTOR
   ANDREW W. STRAUSS, DIRECTOR
   GLENN W. WILCOX, SR., DIRECTOR
   MARIA DISTEFANO, ASSISTANT SECRETARY

--------------------------------------------------------------------------------

EXECUTIVE OFFICES --
  152 W. 57th Street, New York, NY 10019 (For latest net asset value And market data, please call 212-765-0700 or access our web site at http://www.clementecapital.com. For shareholder inquiries, please call 1-800-937-5449)

INVESTMENT ADVISERS --
  Clemente Capital, Inc.
  Wilmington Trust Company

ADMINISTRATOR -- PFPC Inc.

TRANSFER AGENT AND REGISTRAR --
  American Stock Transfer & Trust Company

CUSTODIAN --
  Brown Brothers Harriman & Co.

LEGAL COUNSEL --
  Spitzer & Feldman P.C.

INDEPENDENT ACCOUNTANTS --
  PricewaterhouseCoopers LLP

                         SUMMARY OF GENERAL INFORMATION
================================================================================

THE FUND
Clemente Strategic Value Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of companies located throughout the world. The Fund is managed by Clemente Capital, Inc. and Wilmington Trust Company.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most news-papers under the designation "ClemGlb". The Fund's New York Stock Exchange trading symbol is CLM. Net asset value (NAV) and market price information about Clemente Strategic Value Fund, Inc. shares are published each Monday in The Wall Street Journal, The New York Times and other newspapers. For general information visit us at our web site http://www.clementecapital.com. For share-holder account inquiries call 1-800-937-5449.

DIVIDEND REINVESTMENT PLAN
Through its voluntary Dividend Reinvestment Plan, shareholders of Clemente Strategic Value Fund, Inc. may elect to receive dividends and capital gains distributions in the form of addi-tional shares of the Fund.

--------------------------------------------------------------------------------
THIS REPORT IS TRANSMITTED TO THE SHAREHOLDERS OF CLEMENTE STRATEGIC VALUE FUND, INC. FOR THEIR INFORMATION. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION
    INTENDED FOR USE IN THE PURCHASE OF SHARES OF THE FUND OR ANY SECURITIES MENTIONED IN THIS REPORT. NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION
23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT THE FUND MAY PURCHASE AT MARKET
    PRICES FROM TIME TO TIME SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.
--------------------------------------------------------------------------------